Exhibit 99.1

Axogen, Inc. Reports Third Quarter 2026 Financial Results

Raises Full Year Revenue Guidance to at Least 29% Growth or $290 million

ALACHUA and TAMPA, FL – October 28, 2026 – Axogen, Inc. (NASDAQ: AXGN), a global leader in developing and marketing innovative surgical solutions for the restoration of peripheral nerve function, today reported financial results and business highlights for the third quarter ended September 30, 2026.
Third Quarter Financial Results
•Revenue was $75.8 million, an increase of 26.2% compared to $60.1 million in the third quarter of 2025.
•Gross margin was 74.8% compared to 76.6% in the third quarter of 2025.
•Net income was $2.3 million, or $0.04 per share, compared to $0.7 million, or $0.01 per share for the third quarter of 2025.
•Adjusted net income was $13.1 million, or $0.21 per share, as compared to $6.1 million, or $0.12 per share for the third quarter of 2025.
•Adjusted EBITDA was $13.4 million, compared to $9.2 million for the third quarter of 2025.
•Cash and cash equivalents, restricted cash, and investments as of September 30, 2026 was $350.1 million, as compared to $113.4 million as of June 30, 2026, an increase of $236.7 million.

“We are delighted with our third-quarter and year-to-date revenue performance and the progress we continue to make across each of Axogen’s strategic plan priorities,” said Michael Dale, President and CEO of Axogen, Inc. “Our strong growth across all markets, continues to validate our market development strategies and the strength of our commercial execution. We remain well positioned to achieve our 2026 revenue guidance and longer-term strategic objectives.”

Summary of Business Highlights

•Year-to-date revenue growth through the third quarter of 2026 was broad-based across Extremities, Oral Maxillofacial & Head and Neck, and Breast, driven by 20% plus year-over-year account productivity, expanding sales force coverage, and improving commercial insurance coverage and payment.

•Received positive coverage decisions from Elevance and Aetna; commercial payer coverage for Avance is now approximately 96% of covered lives in the United States.

•We closed an upsized public offering with the sale of 5,646,500 shares of common stock and receipt of $225 million of net proceeds. $200 million of the net proceeds were used to fund the BioCircuit acquisition and $1.9 million were used to fund transaction related expenses, with the remaining funds available for general corporate purposes.

•On October 1, 2026, we completed the acquisition of BioCircuit Technologies, Inc. (“BioCircuit”), a privately held medical device company and developer of NerveTape®.

•Based on positive clinical study outcomes, we have made the decision to initiate Prostate market development beginning in 2027. Axogen management will host a prostate specific investment-community conference call and webcast on November 9, 2026 at 9:00 a.m. Investors interested in participating in the conference call by phone may dial toll-free at (877) 407-0993 or use the direct dial-in number at (201) 689-8795. A live webcast, an archived replay, and presentation slides from the event will be available on the Investors page of the Company’s website at www.axogeninc.com.

2026 Financial Guidance

For 2026, we expect full-year revenue of at least $290 million, representing growth of at least 29%, including at least $7 million revenue from the BioCircuit acquisition. Excluding BioCircuit, we expect organic revenue to be at least $283 million, representing growth of at least 26%. We continue to expect gross margin to be at least 73%, and positive free cash flow for the full-year.

Conference Call
The Company will host a conference call and webcast for the investment community today at 8:00 a.m. ET. Investors interested in participating in the conference call by phone may do so by dialing toll free at (877) 407-0993 or use the direct dial-in number at (201) 689-8795. Those interested in listening to the conference call live via the internet may do so by visiting the Investors page of the Company’s website at www.axogeninc.com and clicking on the webcast link.
Following the conference call, a replay will be available in the Investors section of the Company’s website at www.axogeninc.com under Investors.
About Axogen
Axogen (AXGN) is the leading company focused specifically on the science, development and commercialization of technologies for peripheral nerve regeneration and repair. Axogen employees are passionate about providing the opportunity to restore nerve function and quality of life for patients with peripheral nerve injuries by providing innovative, clinically proven and economically effective repair solutions for surgeons and healthcare providers. Peripheral nerves provide the pathways for both motor and sensory signals throughout the body. Every day people suffer traumatic injuries or undergo surgical procedures that impact the function of their peripheral nerves. Physical damage to a peripheral nerve or the inability to properly reconnect peripheral nerves can result in the loss of muscle or organ function, the loss of sensory feeling, or the initiation of pain.
Axogen’s product portfolio includes Avance® (acellular nerve allograft-arwx), Avance® Nerve Graft, Axoguard Nerve Connector®, Axoguard Nerve Protector®, Axoguard HA+ Nerve Protector™, Axoguard Nerve Cap®, Avive+ Soft Tissue Matrix®, and NerveTape®.
For more information, visit www.axogeninc.com.
Cautionary Statements Concerning Forward-Looking Statements

This press release and accompanying earnings call contain “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements under the heading “2026 Financial Guidance” and statements regarding our ability to successfully integrate BioCircuit and realize the anticipated benefits of the acquisition, our business model optimization plans; market development strategies and objectives; our strategic investments, including the expected benefits and opportunities of such investments; our expectations around the potential positive impact on our business of expanded coverage and reimbursement for peripheral nerve injuries using synthetic conduits or allografts; our ability to sustain growth, operate profitably, generate positive cash flows, and fund our market development initiatives. These statements are based on management’s current expectations and estimates of trends and economic factors in the markets in which we are active. Words such as “expects,” “anticipates,” “objectives,” “targets,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “continue,” “may,” “should,” “will,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Actual results or events could differ materially from those described in any forward-looking statements as a result of factors, including, without limitation, the risks and challenges associated with integrating BioCircuit and the realization of the anticipated benefits of the acquisition, disruptions from global supply chain issues, inflation, hospital staffing challenges, product development timelines, regulatory processes, financial performance, surgeon adoption rates, market awareness of our products, the estimated total addressable market, as well as those risk factors described under Part I, Item 1A, “Risk Factors,” in our most recent Annual Report on Form 10-K and other risks and uncertainties that may be detailed from time to time in reports filed by the Company with the SEC. Forward-looking statements are not a guarantee of future performance, and actual results may differ materially from those projected. Forward-looking statements speak only as of the date they are made and, except as required by applicable law, we assume no responsibility to publicly update or revise any forward-looking statements.
About Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, we use the non-GAAP financial measures of EBITDA, which measures earnings before interest, income taxes, depreciation and amortization, EBITDA margin, and Adjusted EBITDA, which further excludes non-cash stock-based compensation expense, BioCircuit transaction and integration costs, and the loss on extinguishment of debt, and Adjusted EBITDA margin. We also use the non-GAAP financial measures of Adjusted Net Income and Adjusted Net Income Per Common Share - diluted which excludes non-cash stock-based compensation expense, BioCircuit transaction and integration costs, and the loss on extinguishment of debt from Net Income (Loss) and Net Income (Loss) Per Common Share - diluted. Additionally, we use the non-GAAP financial measure of Free Cash Flow which consists of net cash provided by operating activities, less expenditures for property and equipment, and intangible assets.
These non-GAAP measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures should be read in conjunction with our financial statements prepared in accordance with GAAP. The reconciliations of the non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP should be carefully evaluated.
We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. We believe these non-GAAP financial measures are useful to investors because (i) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (ii) they are used by our institutional investors and the analyst community to help them analyze the performance of our business.

Contact: Axogen, Inc. InvestorRelations@axogeninc.com

Axogen, Inc.
Condensed Consolidated Balance Sheets
(unaudited)
(in thousands, except share and per share amounts)

	September 30, 2026	December 31, 2025
Assets
Current assets
Cash and cash equivalents	$328,888	$35,548
Restricted cash	2,000	4,000
Investments	19,180	5,980
Accounts receivable, net of allowance for doubtful accounts of $770 and $948, respectively	34,008	26,169
Inventory	49,063	42,373
Prepaid expenses and other assets	4,953	6,352
Total current assets	438,092	120,422
Property and equipment, net	81,946	81,783
Operating lease right-of-use assets	13,394	12,732
Intangible assets, net	7,910	6,750
Other assets, net	8,997	—
Total assets	$550,339	$221,687

Liabilities and shareholders’ equity
Current liabilities
Accounts payable and accrued expenses	$34,626	$21,184
Current maturities of long-term lease obligations	1,830	2,372
Total current liabilities	36,456	23,556

Long-term debt, net of debt discount and financing fees	—	48,387
Long-term lease obligations	17,639	16,870
Debt derivative liabilities	—	3,886
Other long-term liabilities	141	141
Total liabilities	54,236	92,840

Shareholders’ equity
Common stock, $0.01 par value per share; 100,000,000 shares authorized; 59,724,524 and 47,199,797 shares issued and outstanding, respectively	597	472
Additional paid-in capital	821,235	435,338
Accumulated deficit	(325,729)	(306,963)
Total shareholders’ equity	496,103	128,847
Total liabilities and shareholders’ equity	$550,339	$221,687

Axogen, Inc.
Condensed Consolidated Statements of Operations
(unaudited)
(in thousands, except share and per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Revenues	$75,834	$60,082	$207,022	$165,304
Cost of goods sold	19,103	14,089	53,428	42,360
Gross profit	56,731	45,993	153,594	122,944
Costs and expenses
Sales and marketing	30,361	25,680	89,821	70,529
Research and development	8,950	7,565	25,056	20,509
General and administrative	16,465	10,836	42,750	29,983
Total costs and expenses	55,776	44,081	157,627	121,021
Income (loss) from operations	955	1,912	(4,033)	1,923
Other income (expense)
Investment income	1,431	319	2,985	816
Interest expense	(1)	(1,757)	(696)	(5,984)
Loss on extinguishment of debt	—	—	(16,849)	—
Change in fair value of debt derivative liabilities	—	209	—	531
Other (expense) income, net	(51)	25	(173)	167
Total other income (expense), net	1,379	(1,204)	(14,733)	(4,470)
Net income (loss)	$2,334	$708	$(18,766)	$(2,547)

Weighted average common shares outstanding — basic	55,158,424	46,494,598	53,437,633	45,905,069
Weighted average common shares outstanding — diluted	61,525,789	49,088,436	53,437,633	45,905,069

Net income (loss) per common share — basic	$0.04	$0.02	$(0.35)	$(0.06)
Net income (loss) per common share — diluted	$0.04	$0.01	$(0.35)	$(0.06)

Axogen, Inc.
Condensed Consolidated Statements of Cash Flows
(unaudited)
(in thousands)

	Nine Months Ended
	September 30, 2026	September 30, 2025
Cash flows from operating activities:
Net loss	$(18,766)	$(2,547)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	4,787	5,027
Amortization of right-of-use assets	1,305	294
Amortization of intangible assets	329	221
Amortization of debt discount and deferred financing fees	68	666
Provision for bad debts	4	358
Loss on disposal of equipment	26	—
Change in fair value of debt derivative liabilities	—	(531)
Investment gains, net	(191)	(238)
Loss on extinguishment of debt	16,849	—
Stock-based compensation expense	24,403	13,501
Change in operating assets and liabilities:
Accounts receivable	(7,843)	(7,028)
Inventory	(6,690)	(7,398)
Prepaid expenses and other assets	1,399	(619)
Other assets, net	(1,989)	—
Accounts payable and accrued expenses	13,359	(2,985)
Operating lease obligations	(1,724)	(833)
Cash paid for interest portion of financing lease obligations	(4)	(3)
Other long-term liabilities	—	(111)
Net cash provided by (used in) operating activities	25,322	(2,226)

Cash flows from investing activities:
Purchase of property and equipment	(5,074)	(2,498)
Purchase of investments	(27,209)	(13,723)
Proceeds from sale of investments	14,200	8,000
Purchases of equity investments held at cost	(7,008)	—
Cash payments for intangible assets	(1,306)	(1,138)
Net cash used in investing activities	$(26,397)	$(9,359)

	(CONTINUED...)

Axogen, Inc.
Condensed Consolidated Statements of Cash Flows
(unaudited)
(in thousands)

	Nine Months Ended
	September 30, 2026	September 30, 2025
Cash flows from financing activities:
Proceeds from issuance of common stock	$359,622	$—
Payment of stock issuance costs	(1,341)	—
Repayment of long-term debt	(48,585)	—
Fees paid to lender related to debt extinguishment	(20,498)	—
Fees paid to third parties related to debt extinguishment	(107)	—
Payments of employee tax withholding on vested stock awards	(9,447)	—
Cash paid for debt portion of financing lease obligations	(14)	(11)
Proceeds from exercise of stock options and ESPP stock purchases	12,785	5,944
Net cash provided by financing activities	292,415	5,933
Net increase (decrease) in cash and cash equivalents, and restricted cash	291,340	(5,652)
Cash and cash equivalents, and restricted cash, beginning of period	39,548	33,554
Cash and cash equivalents, and restricted cash, end of period	$330,888	$27,902

Axogen, Inc.
Condensed Consolidated Statements of Changes in Shareholders’ Equity
(unaudited)
(in thousands, except share amounts)

	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Shareholders' Equity
	Shares	Amount
Three Months Ended September 30, 2026
Balance at June 30, 2026	53,656,293	$537	$583,783	$(328,063)	$256,257
Net income	—	—	—	2,334	2,334
Issuance of common shares	5,646,500	57	224,972	—	225,029
Stock-based compensation	—	—	8,794	—	8,794
Issuance of restricted and performance stock units, net of shares withheld for withholding taxes	9,507	—	(174)	—	(174)
Exercise of stock options	412,224	3	3,860	—	3,863
Balance at September 30, 2026	59,724,524	$597	$821,235	$(325,729)	$496,103

Nine Months Ended September 30, 2026
Balance at December 31, 2025	47,199,797	$472	$435,338	$(306,963)	$128,847
Net loss	—	—	—	(18,766)	(18,766)
Issuance of common shares	10,246,500	103	358,178	—	358,281
Stock-based compensation	—	—	24,403	—	24,403
Issuance of restricted and performance stock units, net of shares withheld for withholding taxes	1,130,195	11	(9,458)	—	(9,447)
Exercise of stock options and employee stock purchases under the ESPP	1,148,032	11	12,774	—	12,785
Balance at September 30, 2026	59,724,524	$597	$821,235	$(325,729)	$496,103

Three Months Ended September 30, 2025
Balance at June 30, 2025	45,765,290	$457	$406,334	$(294,515)	$112,276
Net income	—	—	—	708	708
Stock-based compensation	—	—	5,424	—	5,424
Issuance of restricted and performance stock units	81,925	1	(1)	—	—
Exercise of stock options	270,068	3	2,394	—	2,397
Balance at September 30, 2025	46,117,283	$461	$414,151	$(293,807)	$120,805

Nine Months Ended September 30, 2025
Balance at December 31, 2024	44,148,836	$441	$394,726	$(291,260)	$103,907
Net loss	—	—	—	(2,547)	(2,547)
Stock-based compensation	—	—	13,501	—	13,501
Issuance of restricted and performance stock units	1,301,062	13	(13)	—	—
Exercise of stock options and employee stock purchases under the ESPP	667,385	7	5,937	—	5,944
Balance at September 30, 2025	46,117,283	$461	$414,151	$(293,807)	$120,805

Axogen, Inc.
Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures
(unaudited)
(in thousands, except share and per share amounts)

EBITDA & Adjusted EBITDA	Three Months Ended		Nine Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Net income (loss)	$2,334	$708	$(18,766)	$(2,547)
Depreciation and amortization expense	1,694	1,730	5,116	5,248
Investment income	(1,431)	(319)	(2,985)	(816)
Income tax expense (benefit)	32	(62)	220	4
Interest expense	1	1,757	696	5,984
EBITDA - non-GAAP	2,630	3,814	(15,719)	7,873
EBITDA margin - non-GAAP	3.5%	6.3%	(7.6)%	4.8%

Non-cash stock-based compensation expense	8,794	5,424	24,403	13,501
BioCircuit transaction and integration costs	1,969	—	1,969	—
Loss on extinguishment of debt	—	—	16,849	—
Adjusted EBITDA - non-GAAP	$13,393	$9,238	$27,502	$21,374
Adjusted EBITDA margin - non-GAAP	17.7%	15.4%	13.3%	12.9%

Adjusted Net Income	Three Months Ended September 30, 2026
	GAAP Results	Non-cash Stock-based Compensation Expense	BioCircuit Transaction and Integration Costs	Adjusted Results

Revenues	$75,834	$—	$—	$75,834
Cost of goods sold	19,103	(695)	—	18,408
Gross profit	56,731	695	—	57,426
Costs and expenses
Sales and marketing	30,361	(2,176)	—	28,185
Research and development	8,950	(1,826)	—	7,124
General and administrative	16,465	(4,097)	(1,969)	10,399
Total costs and expenses	55,776	(8,099)	(1,969)	45,708
Income from operations	955	8,794	1,969	11,718
Other income (expense)
Investment income	1,431	—	—	1,431
Interest expense	(1)	—	—	(1)
Other expense, net	(51)	—	—	(51)
Total other income, net	1,379	—	—	1,379
Net income	$2,334	$8,794	$1,969	$13,097

Weighted average common shares outstanding - diluted	61,525,789	61,525,789	61,525,789	61,525,789
Net income per common share - diluted	$0.04	$0.14	$0.03	$0.21

Axogen, Inc.
Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures
(unaudited)
(in thousands, except share and per share amounts)

Adjusted Net Income	Three Months Ended September 30, 2025
	GAAP Results	Non-cash Stock-based Compensation Expense	Adjusted Results

Revenues	$60,082	$—	$60,082
Cost of goods sold	14,089	(706)	13,383
Gross profit	45,993	706	46,699
Costs and expenses
Sales and marketing	25,680	(1,524)	24,156
Research and development	7,565	(1,047)	6,518
General and administrative	10,836	(2,147)	8,689
Total costs and expenses	44,081	(4,718)	39,363
Income from operations	1,912	5,424	7,336
Other income (expense)
Investment income	319	—	319
Interest expense	(1,757)	—	(1,757)
Change in fair value of debt derivative liabilities	209	—	209
Other income, net	25	—	25
Total other expense, net	(1,204)	—	(1,204)
Net income	$708	$5,424	$6,132

Weighted average common shares outstanding - diluted	49,088,436	49,088,436	49,088,436
Net income per common share - diluted	$0.01	$0.11	$0.12

Axogen, Inc.
Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures
(unaudited)
(in thousands, except share and per share amounts)

Adjusted Net Income	Nine Months Ended September 30, 2026
	GAAP Results	Non-cash Stock-based Compensation Expense	BioCircuit Transaction and Integration Costs	Loss on Extinguishment of Debt	Dilutive Shares Impact(1)	Adjusted Results

Revenues	$207,022	$—	$—	$—		$207,022
Cost of goods sold	53,428	(2,824)	—	—		50,604
Gross profit	153,594	2,824	—	—		156,418
Costs and expenses
Sales and marketing	89,821	(5,737)	—	—		84,084
Research and development	25,056	(5,040)	—	—		20,016
General and administrative	42,750	(10,802)	(1,969)	—		29,979
Total costs and expenses	157,627	(21,579)	(1,969)	—		134,079
(Loss) income from operations	(4,033)	24,403	1,969	—		22,339
Other income (expense)
Investment income	2,985	—	—	—		2,985
Interest expense	(696)	—	—	—		(696)
Loss on extinguishment of debt	(16,849)	—	—	16,849		—
Other expense, net	(173)	—	—	—		(173)
Total other (expense) income, net	(14,733)	—	—	16,849		2,116
Net (loss) income	$(18,766)	$24,403	$1,969	$16,849		$24,455

Weighted average common shares outstanding - diluted	53,437,633	53,437,633	53,437,633	53,437,633	6,097,037	59,534,670
Net (loss) income per common share - diluted	$(0.35)	$0.46	$0.04	$0.32	$(0.04)	$0.41
__________
(1)Due to a GAAP net loss, antidilutive securities are excluded from GAAP diluted weighted average common shares outstanding. However, considering the adjusted net income position, adjusted diluted weighted average common shares outstanding incorporates securities that would have been dilutive for GAAP.

Axogen, Inc.
Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures
(unaudited)
(in thousands, except share and per share amounts)

Adjusted Net Income	Nine Months Ended September 30, 2025
	GAAP Results	Non-cash Stock-based Compensation Expense	Dilutive Shares Impact(1)	Adjusted Results

Revenues	$165,304	$—		$165,304
Cost of goods sold	42,360	(1,406)		40,954
Gross profit	122,944	1,406		124,350
Costs and expenses
Sales and marketing	70,529	(3,422)		67,107
Research and development	20,509	(2,796)		17,713
General and administrative	29,983	(5,877)		24,106
Total costs and expenses	121,021	(12,095)		108,926
Income from operations	1,923	13,501		15,424
Other income (expense)
Investment income	816	—		816
Interest expense	(5,984)	—		(5,984)
Change in fair value of debt derivative liabilities	531	—		531
Other income, net	167	—		167
Total other expense, net	(4,470)	—		(4,470)
Net (loss) income	$(2,547)	$13,501		$10,954

Weighted average common shares outstanding - diluted	45,905,069	45,905,069	3,068,714	48,973,783
Net (loss) income per common share - diluted	$(0.06)	$0.29	$(0.01)	$0.22
__________
(1)Due to a GAAP net loss, antidilutive securities are excluded from GAAP diluted weighted average common shares outstanding. However, considering the adjusted net income position, adjusted diluted weighted average common shares outstanding incorporates securities that would have been dilutive for GAAP.

Free Cash Flow	Nine Months Ended
	September 30, 2026	September 30, 2025
Net cash provided by (used in) operating activities	$25,322	$(2,226)
Purchase of property and equipment	(5,074)	(2,498)
Cash payments for intangible assets	(1,306)	(1,138)
Free cash flow	$18,942	$(5,862)